Exhibit 99.1

Albertsons and Safeway Confirm Agreements to Sell 168 Stores in Eight States to Four Buyers

Subject to FTC approval, divested stores will continue to operate as competing grocery stores

BOISE, Idaho and PLEASANTON, Calif., Dec. 19, 2014 /PRNewswire/ — AB Acquisition LLC (Albertsons) and Safeway Inc. (NYSE: SWY) announced today that they have entered into agreements, subject to approval by the Federal Trade Commission (FTC), to sell 168 stores across eight states to four buyers:

•	Associated Food Stores (AFS) will purchase eight stores in Montana and Wyoming;

•	Associated Wholesale Grocers (AWG) / Minyards will purchase 12 stores in Texas;

•	SUPERVALU will purchase two stores in Washington; and

•	Haggen will purchase 146 stores across Arizona, California, Nevada, Oregon and Washington.

Divestiture of these stores is being undertaken in order to secure FTC clearance of the companies’ proposed merger, which was announced in March and is expected to close in January 2015. The purchase agreements with the four buyers are all subject to approval by the FTC.

Under the terms of the purchase agreements, the buyers will acquire the stores, equipment and inventory, and they intend to hire most, if not all, of the store employees upon the closing of the purchase of the stores. For a complete list of stores to be divested, please see attached.

“We’re pleased to have found strong buyers for these stores and to have completed this important step toward combining Albertsons and Safeway,” said Safeway President and Chief Executive Officer Robert Edwards, who will serve as the combined company’s President and CEO. “We look forward now to the transaction’s close, so we can begin working together to enhance the loyalty of grocery shoppers by delivering high quality products, great service and lower prices to become the favorite local supermarket in every neighborhood we serve.”

About Safeway Inc.

Safeway Inc., which operates Safeway, Vons, Pavilions, Randalls, Tom Thumb and Carrs stores, is a Fortune 100 company and one of the largest food and drug retailers in the United States with sales of $35.1 billion in 2013. The company operates 1,326 stores in 20 states and the District of Columbia, 13 distribution centers and 19 manufacturing plants, and employs approximately 138,000 employees. The company’s common stock is currently traded on the New York Stock Exchange (NYSE) under the symbol SWY. The company will be delisted from the NYSE upon closing of the merger. For more information, please visit www.Safeway.com.

About Albertsons

Established in 2006, AB Acquisition LLC (Albertsons), which operates ACME, Albertsons, Jewel-Osco, Lucky, Shaws, Star Market and Super Saver, and stores under the United Family of stores, Amigos, Market Street and United Supermarkets, is working to become the favorite food and drug retailer in every area it serves. The company is privately owned by Cerberus Capital Management, Kimco Realty Corporation, Klaff Realty, Lubert-Adler Partners and Schottenstein Stores Corporation, and currently operates 1,081 stores and 14 distribution centers in 29 states and employs approximately 115,000 associates. For more information, please visit www.Albertsons.com.

Forward-Looking Statements

This press release contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are indicated by words such as “expects,” “will,” “plans,” “intends,” “committed to,” “estimates” and “is.” No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Safeway nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Safeway’s control. These factors include: failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transactions described herein for any other reasons; changes in laws or regulations; and changes in general economic conditions. Safeway undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Safeway’s most recent Form 10-K, 10-Q and 8-K reports filed with the Securities and Exchange Commission.

Media Contacts:

Christine Wilcox

christine.wilcox@albertsons.com | 208-395-4163

Brian Dowling

brian.dowling@safeway.com | 925-467-3787

Investor Contact:

Christiane Pelz

925-467-3832

Safeway Store Divestiture List

Associated Food Stores (AFS)

Store Name	Address	City	State	Zip Code

Safeway	1525 West Park	Anaconda	MT	59711

Safeway	3801 S. Reserve St.	Missoula	MT	59801

Safeway	800 W. Broadway St	Missoula	MT	59802

Safeway	1375 Cy Avenue	Casper	WY	82604

Safeway	300 Se Wyoming Blvd	Casper	WY	82609

Safeway	169 Coffeen	Sheridan	WY	82801

Associated Wholesale Grocers (AWG)

Store Name	Address	City	State	Zip Code

Tom Thumb	3300 Harwood Rd.	Bedford	TX	76021

Tom Thumb	4000 William D. Tate Ave.	Grapevine	TX	76051

Tom Thumb	4836 West Park Blvd.	Plano	TX	75093

Tom Thumb	3001 Hardin Blvd.	Mckinney	TX	75070

Haggen

Store Name	Address	City	State	Zip Code

Safeway	8740 East Broadway	Tucson	AZ	85710

Safeway	10380 East Broadway Boulevard	Tucson	AZ	85748

Safeway	3655 W. Anthem Way	Anthem	AZ	85086

Vons	850 Linden Avenue	Carpinteria	CA	93013

Vons	4200 Chino Hills Pkwy Ste. 400	Chino Hills	CA	91709

Vons	505 Telegraph Canyon Rd	Chula Vista	CA	91910

Vons	360 East H St	Chula Vista	CA	91910

Vons	870 Third Ave	Chula Vista	CA	91911

Vons	240 S. Diamond Bar Blvd	Diamond Bar	CA	91765

Vons	2800 Fletcher Pkwy	El Cajon	CA	92020

Vons	5630 Lake Murray Blvd	La Mesa	CA	91942

Vons	25636 Crown Valley Parkway	Ladera Ranch	CA	92694

Vons	30252 Crown Valley Parkway	Laguna Niguel	CA	92677

Vons	28751 Los Alisos Blvd.	Mission Viejo	CA	92692

Vons	1130 Los Osos Valley Road	Los Osos	CA	93402

Vons	3901 Portola Pkwy	Irvine	CA	92620

Vons	72675 Highway 111	Palm Desert	CA	92260

Vons	36-101 Bob Hope Drive	Rancho Mirage	CA	92270

Vons	671 Rancho Santa Fe	San Marcos	CA	92078

Vons	3681 Avocado Avenue	La Mesa	CA	91941

Vons	660 E. Los Angeles Ave	Simi Valley	CA	93065

Vons	550 E. First St.	Tustin	CA	92780

Vons	17662 17th Street	Tustin	CA	92780

Vons	13439 Camino Canada	El Cajon	CA	92021

Vons	1191 E. Creston Road	Paso Robles	CA	93446

Vons	2100 Newbury Road	Newbury Park	CA	91320

Vons	23381 Mulholland Dr	Woodland Hills	CA	91364

Vons	26518 Bouquet Canyon Road	Saugus	CA	91350

Vons	27095 Mcbean Parkway	Santa Clarita	CA	91355

Vons	163 S. Turnpike Rd	Goleta	CA	93111

Vons	175 N. Fairview Ave.	Goleta	CA	93117

Vons	1031 Nevada Hwy	Boulder City	NV	89005

Vons	820 S. Rampart Blvd.	Las Vegas	NV	89145

Vons	7530 W. Lake Mead Blvd	Las Vegas	NV	89128

Vons	1940 Village Center Circle	Las Vegas	NV	89134

Safeway	585 Siskiyou Boulevard	Ashland	OR	97520

Safeway	2740 S. 6th	Klamath Falls	OR	97603

Safeway	5415 Main Street	Springfield	OR	97478

Safeway	211 North Eighth Street	Klamath Falls	OR	97601

Safeway	7601 Evergreen Way	Everett	WA	98203

Safeway	4831 Point Fosdick Dr Nw	Gig Harbor	WA	98335

Safeway	1233 N. Liberty Lake Road	Liberty Lake	WA	99019

Safeway	31565 Sr 20 #1	Oak Harbor	WA	98277

Safeway	3355 Bethel Rd. S.e.	Port Orchard	WA	98366

Safeway	4300ne 4th	Renton	WA	98059

Safeway	15805 Pacific Ave. S.	Tacoma	WA	98444

Safeway	15332 Aurora Ave N	Shoreline	WA	98133

Albertsons Store Divestiture List

Associated Food Stores (AFS)

Store Name	Address	City	State	Zip Code

Albertsons	1301 Harrison Avenue	Butte	MT	59701

Albertsons	3112 East Grand Avenue	Laramie	WY	82070

Associated Wholesale Grocers (AWG)

Store Name	Address	City	State	Zip Code

Albertsons	3630 Forest Lane	Dallas	TX	75229

Albertsons	6464 E. Mockingbird Lane	Dallas	TX	75214

Albertsons	4349 W. Northwest Highway	Dallas	TX	75220

Albertsons	3524 Mckinney Ave.	Dallas	TX	75204

Albertsons	10203 E Northwest Highway	Dallas	TX	75238

Albertsons	7007 Arapaho Road	Dallas	TX	75248

Albertsons	1108 N Highway 377	Roanoke	TX	76262

Albertsons	8505 Lakeview Parkway	Rowlett	TX	75088

Haggen

Store Name	Address	City	State	Zip Code

Albertsons	174 East Sheldon	Prescott	AZ	86301

Albertsons	1980 Mcculloch Blvd	Lake Havasu City	AZ	86403

Albertsons	7450 E Highway 69	Prescott Valley	AZ	86314

Albertsons	1350 N Silverbell Road	Tucson	AZ	85745

Albertsons	34442 N Scottsdale Road	Scottsdale	AZ	85262

Albertsons	11475 E Via Linda	Scottsdale	AZ	85259

Albertsons	1416 E Route 66	Flagstaff	AZ	86001

Albertsons	West 1132 Branch Street	Arroyo Grande	CA	93420

Albertsons	8200 El Camino Real	Atascadero	CA	93422

Albertsons	3830 W Verdugo Ave	Burbank	CA	91505

Albertsons	955 Carlsbad Village Dr	Carlsbad	CA	92008

Albertsons	7660 El Camino Real	Carlsbad	CA	92009

Albertsons	150 B Ave	Coronado	CA	92118

Albertsons	3443 S Sepulveda Blvd	Los Angeles	CA	90034

Albertsons	8985 Venice Bl – Ste B	Los Angeles	CA	90015

Albertsons	1608 Broadway St	El Cajon	CA	92021

Albertsons	30922 South Pacific Coast Hwy.	Laguna Beach	CA	92651

Albertsons	5038 W Avenue North	Palmdale	CA	93551

Albertsons	2130 Pacific Coast Hwy	Lomita	CA	90717

Albertsons	1500 N. ‘H’ Street	Lompoc	CA	93436

Albertsons	25872 Muirlands Blvd.	Mission Viejo	CA	92691

Albertsons	3049 Coast Highway	Corona Del Mar	CA	92625

Albertsons	14837 Pomerado Road	Poway	CA	92064

Albertsons	12475 Rancho Bernardo Rd	Rancho Bernardo	CA	92128

Albertsons	1516 S. Pacific Coast Hwy	Redondo Beach	CA	90277

Albertsons	615 N. Pacific Coast Hwy.	Redondo Beach	CA	90277

Albertsons	21035 Hawthorne Blvd	Torrance	CA	90503

Albertsons	2115 Artesia Bl.	Redondo Beach	CA	90278

Albertsons	10633 Tierra Santa Bl.	San Diego	CA	92124

Albertsons	2235 University Ave	San Diego	CA	92104

Albertsons	422 W Washington St	San Diego	CA	92103

Albertsons	7895 Highland Village Place	San Diego	CA	92129

Albertsons	10740 Westview Pkwy	San Diego	CA	92126

Albertsons	14340 Penasquitos Drive	San Diego	CA	92129

Albertsons	730 Turquoise St	San Diego	CA	92109

Albertsons	5950 Balboa Ave	San Diego	CA	92111

Albertsons	28090 South Western Ave	San Pedro	CA	90732

Albertsons	1636 W 25th St	San Pedro	CA	90732

Albertsons	2010 Cliff Dr.	Santa Barbara	CA	93109

Albertsons	3943 State St.	Santa Barbara	CA	93105

Albertsons	9870 Magnolia Ave	Santee	CA	92071

Albertsons	2707 Via De La Valle	Del Mar	CA	92014

Albertsons	1736 Avenida De Los Arboles	Thousand Oaks	CA	91360

Albertsons	6240 Foothill Blvd	Tujunga	CA	91042

Albertsons	7800 Telegraph Road	Ventura	CA	93004

Albertsons	5770 Lindero Canyon Rd	Westlake Village	CA	91362

Albertsons	21500 Yorba Linda Blvd.	Yorba Linda	CA	92887

Albertsons	5135 Los Angeles Avenue	Simi Valley	CA	93065

Albertsons	2800 Cochran	Simi Valley	CA	93065

Albertsons	21672 Plano Trabuco Rd.	Trabuco Canyon	CA	92679

Albertsons	350 W San Ysidro Blvd	San Ysidro	CA	92173

Albertsons	3500 Panama Lane	Bakersfield	CA	93313

Albertsons	7900 White Lane	Bakersfield	CA	93311

Albertsons	8200 E Stockdale Hwy	Bakersfield	CA	93311

Albertsons	2400 Las Posas Rd	Camarillo	CA	93010

Albertsons	920 N. Ventura Rd.	Oxnard	CA	93030

Albertsons	8850 Foothill Blvd.	Rancho Cucamonga	CA	91730

Albertsons	1910 N. Campus Ave.	Upland	CA	91784

Albertsons	771 Foothill Blvd	San Luis Obispo	CA	93405

Albertsons	1321 Johnson Ave	San Luis Obispo	CA	94301

Albertsons	2627 Lincoln Blvd	Santa Monica	CA	90405

Albertsons	6235 E Spring St	Long Beach	CA	90808

Albertsons	2910 Bicentennial Parkway	Henderson	NV	89009

Albertsons	575 College Drive	Henderson	NV	89015

Albertsons	190 N. Boulder Hwy	Henderson	NV	89015

Albertsons	1120 Campbell Street	Baker City	OR	97814

Albertsons	8155 S.W. Hall	Beaverton	OR	97005

Albertsons	16200 S.W. Pacific Hwy.	Tigard	OR	97224

Albertsons	14300 S W Barrows Rd	Tigard	OR	97223

Albertsons	1800 N.E. 3rd Street	Bend	OR	97701

Albertsons	61155 S. Hwy 97	Bend	OR	97702

Albertsons	1675 W. 18th Avenue	Eugene	OR	97402

Albertsons	3075 Hilyard St.	Eugene	OR	97405

Albertsons	340 N E Beacon Drive	Grants Pass	OR	97526

Albertsons	1690 Allen Creek Road	Grants Pass	OR	97527

Albertsons	14800 S E Sunnyside Rd	Clackamas	OR	97015

Albertsons	16199 Boones Ferry Road	Lake Oswego	OR	97035

Albertsons	5450 River Rd. N.	Keizer	OR	97303

Albertsons	16030 S W Tualatin Sherwood Rd	Sherwood	OR	97140

Albertsons	1855 Blankenship Rd	West Linn	OR	97068

Albertsons	10830 S.E. Oak	Milwaukie	OR	97202

Albertsons	3520 Pacific Ave S E	Olympia	WA	98501

Albertsons	8611 Steilacoom Blvd. S.W.	Tacoma	WA	98498

Albertsons	31009 Pacific Hwy South	Federal Way	WA	98003

Albertsons	2900 Wheaton Way	Bremerton	WA	98310

Albertsons	15840 1st Avenue South	Burien	WA	98148

Albertsons	12725 First Ave. S.	Burien	WA	98168

Albertsons	17171 Bothell Way N.E.	Seattle	WA	98155

Albertsons	2800 Milton Way	Milton	WA	98354

Albertsons	19881 SR 2	Monroe	WA	98272

Albertsons	114 E Lauridsen Blvd	Port Angeles	WA	98362

Albertsons	11012 Canyon Rd. East	Puyallup	WA	98373

Albertsons	14215 SE Petrovitsky Rd	Renton	WA	98058

Albertsons	3925 236Th Ave N E	Redmond	WA	98053

Albertsons	2222 NW Bucklin Hill Road	Silverdale	WA	98383

Albertsons	17520 SR 9 Southeast	Snohomish	WA	98290

Albertsons	450 N. Wilbur Avenue	Walla Walla	WA	99362

Albertsons	1128 N. Miller	Wenatchee	WA	98801

Albertsons	111 S. 38Th Street	Tacoma	WA	98408

SUPERVALU

Store Name	Address	City	State	Zip Code

Albertsons	303 91st Ave. N.E.	Everett	WA	98205

Albertsons	14019 Woodinville-Duvall Rd	Woodinville	WA	98072